(12) Other Assets	3 Months Ended
Dec. 31, 2013
Notes
(12) Other Assets

(12)         OTHER ASSETS

The carrying amounts reported in the balance sheets for other assets approximate their fair market value based on the long-term maturity of these instruments. As of December 31, 2013 and 2012, the outstanding balance of other assets was $3,516,650 and $170,172, respectively.  Of the $3,516,650, $3,346,622 is cash held in Chilean Pesos to guarantee a bond for an international customer and will be released and available to the Company on March 16, 2018. The Company will reflect an unrealized gain or loss in future periods to reflect the change in currency fluctuations between Chilean Pesos and the US dollar until the money is returned to the Company at which time a realized gain or loss will be recorded on the financial statements.